UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): May 17, 2004 (May 17, 2004)

                        RETURN ON INVESTMENT CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

     DELAWARE                   033-36198               22-3038309
--------------------------------------------------------------------------------
     (State or other            (Commission             (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
--------------------------------------------------------------------------------
           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (770) 517-4750

                     _______________________________________

          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

Exhibit No.    Document
-----------    -----------------------------------------------------------------

   99.1 Press release of the Company, dated as of May 17, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 17, 2004, Return on Investment Corporation, a Delaware corporation (the "Company"), issued a press release regarding its financial results for the third quarter ended March 31, 2004. The Company's press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol R. Wolford
                                        -----------------------------------
                                        Arol R. Wolford
                                        President and Chief Executive Officer

Dated: May 17, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

   99.1 Press release of the Company, dated as of May 17, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).